POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned has constituted and appointed, and by these presents does constitute and appoint, G. Moffett Cochran and Martin Jaffe, or either of them, the true and lawful agents and attorneys-in-fact of each of the undersigned with respect to all matters arising in connection with the filing with the Securities and Exchange Commission of the Registration Statement for Credit Suisse Warburg Pincus Capital Funds under the Securities Act of 1933 and under the Investment Company Act of 1940 on Form N-14 and any subsequent amendments to the Registration Statement with full power and authority to execute and deliver for and on behalf of each of the undersigned all such consents and documents in connection therewith as said agents and attorneys-in-fact may deem advisable. Each of the undersigned hereby gives to said agents and attorneys-in-fact full power and authority to act in the premises, including, but not limited to, the power and authority to execute and file with the Securities and Exchange Commission this Registration Statement on Form N-14 and any amendments thereto, and/or other documents in connection therewith, and to appoint a substitute or substitutes to act hereunder with the same power and authority as said agents and attorneys-in-fact would have if personally acting. Each of the undersigned hereby ratifies and confirms all that said agents and attorneys-in-fact, or any substitute or substitutes, may do by virtue hereof.

This Power of Attorney may be signed in more than one counterpart, each of which shall be deemed an original, but all of which together shall constitute one and the same document.




/s/ G. Moffett Cochran                          /s/  Wilmot H. Kidd III
--------------------------                           --------------------------
G. Moffett Cochran                                   Wilmot H. Kidd, III




/s/ Stig Host                                   /s/ Peter F. Krogh
--------------------------                          ---------------------------
Stig Host                                           Peter F. Krogh




/s/ John J. Sheehan                             /s/ Robert E. Fischer
--------------------------                          ---------------------------
John J. Sheehan                                     Robert E. Fischer





/s/ Martin Jaffe
-------------------------
Martin Jaffe




Dated as of February 1, 2001